INNOVATE Corp. ™ 2024 INNOVATE Corp. Q1 2024 Earnings Release Supplement May 7, 2024

INNOVATE Corp. ™ 2024 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBM Global, anticipated success from the continued sale of new products in the Life Sciences segment, possible developments regarding the FDA approval process at MediBeacon, anticipated performance of new channels and LPTV frequencies, expanded uses for LPTV channels in the Spectrum segment and the potential deployment of datacasting, anticipated agreements in the Spectrum segment with public broadcast networks, anticipated 5G broadcasting opportunities in the Spectrum segment, anticipated developments regarding Federal Communications Commission approval to convert existing station to 5G broadcast, our intentions to regain compliance with the NYSE's continued listing standards, and changes in macroeconomic and market conditions and market volatility, including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine and Israel; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisition, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; the possibility of indemnification claims arising out of divestitures of businesses; and our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. ™ 2024 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; restructuring and exit costs; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. ™ 2024 Momentum continues in the first quarter with strong results across three business segments ■ DBM Global delivered first quarter revenue of $307.9 million and expanded gross margin by approximately 150 basis points. ■ R2 Technologies achieved record growth once again in North America for both system sales and number of patients treated. ■ MediBeacon is engaged in an ongoing dialogue with the FDA and remains optimistic regarding approval. ■ Broadcasting's new 2024 network launches are driving higher revenue growth. Also, announced operating and revenue share agreements with Public Broadcast station to provide 3.0 "lighthousing" and commercial applications. First Quarter 2024 and Recent Highlights 4

INNOVATE Corp. ™ 2024 ■ New network launches this year are driving higher revenue growth ■ Network distribution revenues grew as churn rates with existing customers decline, pricing has held and new programmers emerge ■ Announced operating and revenue share agreements with Public Broadcast station to provide 3.0 "lighthousing" and commercial applications ■ Continue to work closely with Qualcomm as well as other strategic partners including equipment vendors of 5G broadcasting ■ Achieved record growth in North America for both system sales and patients treated for the second consecutive quarter ■ Met with the FDA in the first and second quarter of 2024 and is working interactively to resolve outstanding questions in order to move to approval status. ■ Reported backlog of $0.9B and total adjusted backlog(1) of $1.2B ■ Expanded gross margin and Adjusted EBITDA margin over the prior year period ■ Starting to see numerous opportunities both in the industrial and the modularization sectors of the market Segment Highlights Infrastructure Highlights Life Sciences Highlights Spectrum Highlights 5(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

Q1 2024 QTD Financial Highlights

INNOVATE

Revenue				
($ millions)		1Q24		1Q23
Infrastructure	$	307.9	$	311.7
Life Sciences		1.0		0.5
Spectrum		6.3		5.7
Consolidated INNOVATE	**$**	**315.2**	**$**	**317.9**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

		1Q24				1Q23		
($ millions)		NI[1]		Adjusted EBITDA[2]		NI[1]		Adjusted EBITDA[2]
Infrastructure	$	4.4	$	18.3	$	2.0	$	16.3
Life Sciences		(4.5)		(4.2)		(2.8)		(7.8)
Spectrum		(4.8)		1.6		(5.0)		0.4
Non-Operating Corporate		(12.5)		(2.9)		(11.9)		(3.5)
Other & Eliminations		—		—		8.7		(0.5)
Consolidated INNOVATE	**$**	**(17.4)**	**$**	**12.8**	**$**	**(9.0)**	**$**	**4.9**

Consolidated Q1 Results

- Revenue decreased $2.7M or 0.8% driven by our Infrastructure segment, which was partially offset by increases at our Spectrum and Life Sciences segments. The decrease at our Infrastructure segment was primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business and Banker Steel, which was partially offset by an increase at the industrial maintenance and repair business due to the timing and size of projects. The increase at our Spectrum segment was primarily driven by network launches and expanded coverage with existing customers. The increase at our Life Sciences segment was attributable to R2, primarily due to the launch of the Glacial fx system in the second half of 2023 and an increase in Glacial Rx units sold.
- Net Loss attributable to INNOVATE Corp. of $17.4M
- Adjusted EBITDA[2] increased by $7.9M to $12.8M driven by all of our segments.

Infrastructure

- Net Income of $4.4M[1]
- Adjusted EBITDA[2] up $2.0M year-over-year primarily driven by higher margins at DBMG's commercial structural steel fabrication and erection and the industrial maintenance and repair businesses, which was partially offset by an increase in recurring SG&A, primarily as a result of compensation-related expenses and a decrease in margin at the construction modeling and detailing business.
- Reported and adjusted[3] backlog of $0.9B and $1.2B, respectively, compared to reported and adjusted[3] backlog of $1.1B and $1.2B at December 31, 2023, respectively.

Life Sciences

- Revenue of $1.0M driven by R2, which is up $0.5M or 100.0%, primarily due to increased unit sales from the launch of the Glacial fx system in the second half of 2023 and an increase in Glacial Rx units sold compared to the prior year period.
- Adjusted EBITDA losses[2] down $3.6M year-over-year primarily due to lower equity method losses recognized from Pansend's investment in MediBeacon due to additional investments during 2023 resulting in an increase in previously suspended losses being recognized in the comparable period as the investment's carrying amount was reduced to zero and by R2, driven by a decrease in SG&A expenses primarily from decreases in compensation-related expenses, marketing costs, and other general and administrative expenses as a result of cost reduction initiatives, as well as an increase in revenue.

Spectrum

- Net Loss of $4.8M[1]
- Adjusted EBITDA[2] up $1.2M year-over-year primarily due to an increase in revenue primarily driven by network launches and expanded coverage with existing customers, as well as a decrease in salaries and benefits expense. This was partially offset by the termination of a number of smaller networks and individual markets subsequent to the comparable period.

Non-Operating Corporate

- Adjusted EBITDA[2] losses down $0.6M primarily driven by a decrease in compensation-related expenses, consulting fees, and insurance expense, which was partially offset by an increase in legal fees.

Other & Eliminations

- Adjusted EBITDA[2] losses down $0.5M driven primarily by our previous investment in HMN, which was sold on March 6, 2023 and had losses for the approximately two months of ownership in 2023.

First Quarter Consolidated Revenue and Adjusted EBITDA[2] of $315.2 million and $12.8 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

INNOVATE Corp. ™ 2024

6

Segment Highlights - Infrastructure

DBM Global ("DBM")

Overview

- 1.2% revenue decrease driven primarily by the decrease in revenues from the timing and size of projects at DBMG's commercial structural steel fabrication and erection business and Banker Steel, which was partially offset by an increase at the industrial maintenance and repair business due to the increase in revenues from the timing and size of projects.
- Adjusted EBITDA(2) increase was primarily driven by higher margins at DBMG's commercial structural steel fabrication and erection and the industrial maintenance and repair businesses, which was partially offset by an increase in recurring SG&A, primarily as a result of compensation-related expenses and a decrease in margin at the construction modeling and detailing business.
- Reported backlog was $0.9B and adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.2B.

Near-Term Focus

- Convert backlog to revenue and pursue market opportunities in 2024.
- Opportunities in industrial and modularization sectors of the market.
- Continues to see sizable projects and opportunity in the market and its pipeline for 2025.

Financials

($ millions)		1Q24		1Q23
Revenue	$	307.9	$	311.7
Net Income(1)	$	4.4	$	2.0
Adjusted EBITDA (2)	$	18.3	$	16.3

Trending Backlog



($ millions)
$2,000
$1,500
$1,000
$500
$1,595.6
$1,462.2
$1,265.5
$1,057.2
~$1,175.6
$939.1
1Q23
2Q23
3Q23
4Q23
1Q24
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
All data as of March 31, 2024 unless otherwise noted.

INNOVATE Corp. ™ 2024

7

INNOVATE Corp. ™ 2024 ■ R2 grew revenue 100% over the prior year quarter. ■ R2 experienced 183% year-over-year increase in North America system sales. ■ 115% increase in monthly patients treated. ■ 47% increase in average monthly utilization per Glacial provider. MediBeaconR2 Technologies (1) Investment-to-date totals and equity ownership percentages are as of March 31, 2024. (2) MediBeacon agents and devices are not approved for human use by any regulatory agency. (3) https://clinicaltrials.gov/study/NCT05425719 Company Investment to Date Equity % Fully Diluted % R2 Technologies $54.6M 56.8% 52.1% MediBeacon $35.5M 46.0% 40.1% Genovel $4.0M 80.0% 75.2% Triple Ring $0.9M 7.2% 1.9% Scaled Cell Solutions $0.9M 20.1% 20.1% 8 Segment Highlights - Life Sciences Pansend Life Sciences ("Pansend") ■ Met with the FDA in the first and second quarter of 2024 and is working interactively to resolve outstanding questions in order to move to approval status. ■ Pivotal Study posted to Clinicaltrials.gov website on April 18th(3). Summary of Investments

INNOVATE Corp. ™ 2024 ■ Free TV’s January 1st network launches of The 365 and Outlaw and subsequent launch of three new sports networks: Outdoor America, MTRSPT1 and SPEED SPORT TV drive revenue growth. ■ Network distribution revenues are growing as churn rates declined with existing network customers, pricing has held and new programmers emerge ■ NAB Conference in Las Vegas in April generated considerable interest in HC2 Broadcasting‘s platform from content providers and broadcasters. ■ Announced operating and revenue share agreements with a large-market Public Broadcast station to provide 3.0 "lighthousing" and commercial applications. Financials ($ millions) 1Q24 1Q23 Revenue $ 6.3 $ 5.7 Net Loss(1) $ (4.8) $ (5.0) Adjusted EBITDA (2) $ 1.6 $ 0.4 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 245 45 251 Central Cast Integrated Operating Stations 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 1Q24 0 50 100 150 200 250 Overview Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets. ■ Continue to actively explore opportunities related to ATSC 3.0 and 5G broadcast TV. Station Growth (1) Net loss attributable to INNOVATE Corp. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

Current Credit Picture

INNOVATE

Debt Summary[1]

($ millions)	Maturity	Mar-24	Dec-23
8.50% Senior Secured Notes	2026	$ 330.0	$ 330.0
7.50% Convertible Senior Notes	2026	51.8	51.8
Line of Credit[4]	2025	20.0	20.0
CGIC Unsecured Note[5]	2026	35.1	35.1
Infrastructure Debt	Various	159.7	198.8
Spectrum Debt	2025	69.7	69.7
Life Science Debt	2024	20.7	17.4
Total Principal Outstanding		**$ 687.0**	**$ 722.8**
Unamortized OID and DFC		(11.3)	(13.0)
Total Debt		**$ 675.7**	**$ 709.8**
Cash & Cash Equivalents[3]		38.4	80.8
Net Debt		**$ 637.3**	**$ 629.0**

Debt Amortization and Maturity Profile[2]


($ millions)
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$—
$32.5
$167.3
$487.0
$0.2
$—
2024
2025
2026
2027
2028
Holdco
Infrastructure
Spectrum
Life Science

(1) Debt Maturity Profile excludes Preferred Stock and operating leases
(2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments
(3) Excludes restricted cash
(4) Subsequent to the quarter end, the Company extended the maturity date of the Revolving Credit Agreement from March 16, 2025 to May 16, 2025
(5) Subsequent to the quarter end, as a result of the closing of the Rights Offering in April 2024, INNOVATE, in accordance with the note's terms, redeemed $4.1 million of the CGIC Unsecured Note on April 26, 2024

INNOVATE Corp. ™ 2024
10

INNOVATE Corp. ™ 2024 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. ™ 2024 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended March 31, 2024 2023 Revenue $ 315.2 $ 317.9 Cost of revenue 266.6 274.3 Gross profit 48.6 43.6 Operating expenses: Selling, general and administrative 39.5 41.7 Depreciation and amortization 4.4 6.3 Other operating loss (income) 1.9 (0.4) Income (loss) from operations 2.8 (4.0) Other (expense) income: Interest expense (17.2) (15.6) Loss from equity investees (1.2) (4.0) Other (expense) income, net (1.2) 16.5 Loss from operations before income taxes (16.8) (7.1) Income tax expense (3.3) (0.9) Net loss (20.1) (8.0) Net loss (income) attributable to non-controlling interests and redeemable non-controlling interests 2.7 (1.0) Net loss attributable to INNOVATE Corp. (17.4) (9.0) Less: Preferred dividends 0.3 1.2 Net loss attributable to common stockholders $ (17.7) $ (10.2) 12

INNOVATE Corp. ™ 2024 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended March 31, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 4.4 $ (4.5) $ (4.8) $ (12.5) $ — $ (17.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.0 0.1 1.3 — — 4.4 Depreciation and amortization (included in cost of revenue) 4.0 — — — — 4.0 Other operating loss 1.6 — — 0.3 — 1.9 Interest expense 2.7 0.9 3.4 10.2 — 17.2 Other (income) expense, net (0.8) 2.0 2.0 (2.0) — 1.2 Income tax expense 2.5 — — 0.8 — 3.3 Non-controlling interest 0.4 (2.8) (0.3) — — (2.7) Share-based compensation expense — 0.1 — 0.3 — 0.4 Restructuring and exit costs 0.5 — — — — 0.5 Adjusted EBITDA $ 18.3 $ (4.2) $ 1.6 $ (2.9) $ — $ 12.8

INNOVATE Corp. ™ 2024 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Three Months Ended March 31, 2023 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 2.0 $ (2.8) $ (5.0) $ (11.9) $ 8.7 $ (9.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 4.9 0.1 1.3 — — 6.3 Depreciation and amortization (included in cost of revenue) 3.9 — — — — 3.9 Other operating income (0.1) — (0.3) — — (0.4) Interest expense 3.4 0.5 3.2 8.5 — 15.6 Other (income) expense, net (0.2) (3.9) 1.8 (1.6) (12.6) (16.5) Income tax expense (benefit) 1.1 — — 1.0 (1.2) 0.9 Non-controlling interest 0.2 (1.9) (0.6) — 3.3 1.0 Share-based compensation expense — 0.2 — 0.3 — 0.5 Restructuring and exit costs 0.5 — — — — 0.5 Acquisition and disposition costs 0.6 — — 0.2 1.3 2.1 Adjusted EBITDA $ 16.3 $ (7.8) $ 0.4 $ (3.5) $ (0.5) $ 4.9